                                                                    EXHIBIT 10.2

                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN
                      (as amended through July 24, 1999)

The following is the 1995 Employee Stock Purchase Plan of Objective Systems Integrators, Inc.

1.   Purpose.  The purpose of the Plan is to provide employees of Objective
     -------
     Systems Integrators, Inc. and its Designated Subsidiaries with an opportunity to purchase OSI's Common Stock through accumulated payroll deductions. It is intended that this Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, will be construed to extend and limit participation in a manner consistent with the requirements of that Section of the Code.

2.   Definitions.
     -----------

     (a)  Board.  The Board of Directors of Objective Systems Integrators, Inc.
          -----

     (b)  Code.  The Internal Revenue Code of 1986, as amended.
          ----

     (c)  Common Stock. The Common Stock of Objective Systems Integrators, Inc.
          ------------

     (d)  OSI.  Objective Systems Integrators, Inc. and any of its Designated
          ---
          Subsidiaries.

     (e)  Compensation.  All of a Participant's W-2 compensation.
          ------------

     (f)  Designated Subsidiaries.  Each Subsidiary which has been designated by
          -----------------------
          the Board, from time to time and in its sole discretion, as eligible to participate in the Plan.

     (g)  Employee.  An individual who is employed by OSI for tax purposes and
          --------
          whose customary employment with OSI is at least 20 hours per week and at least five months in any calendar year. For purposes of the Plan, the employment relationship will be treated as continuing intact while an individual is on sick leave or other leave of absence approved by OSI. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have ended on the 91st day of the leave.

     (h)  Enrollment Date.  The first day of each Offering Period.
          ---------------

     (i)  Exercise Date.  The last day of each Purchase Period.
          -------------

     (j)  Fair Market Value.  As of any date, the value of Common Stock
          -----------------
          determined as follows:

          (1) If the Common Stock is listed on an established stock exchange or a national market system, Fair Market Value will be the closing sale price (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on the exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of the determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (2) If the Common Stock is quoted on the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date of the determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

          (3) In the absence of an established market for the Common Stock, Fair Market Value will be determined in good faith by the Board.

          (4) For purposes of the Enrollment Date for the first Offering Period, Fair Market Value will be the price to the public as set forth in the final Prospectus included in the Registration Statement (Form S-1) filed with the Securities and Exchange Commission for the initial public offering of OSI's Common Stock.

     (k)  Offering Period.  The period of approximately 6 months during which an
          ---------------
          option granted under the Plan may be exercised, beginning on the first Trading Day on or after May 1 and November 1 of each year and ending on the last Trading Day of the period six months later. The first Offering Period will begin on the effective date of OSI's initial public offering of Common Stock registered with the Securities and Exchange Commission and will end on the last Trading Day on or before October 31, 1997. The duration and timing of Offering Periods may be changed under Section 4.

     (l)  Plan.  This Employee Stock Purchase Plan.
          ----

     (m)  Purchase Price.  An amount equal to 85% of the Fair Market Value of a
          --------------
          share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

     (n)  Purchase Period. The approximately six-month period beginning after
          ---------------
          one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of an Offering Period will begin on the Enrollment Date and end with the next Exercise Date.

     (o)  Reserves.  The number of shares of Common Stock covered by each option
          --------
          under the Plan which have not yet been exercised plus the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

     (p)  Subsidiary. A corporation, domestic or foreign, of which not less than
          ----------
          50% of the voting shares are held by OSI or a Subsidiary, whether or not that corporation now exists or is later organized or acquired by OSI or a Subsidiary.

     (q)  Trading Day.  A day on which national stock exchanges and the Nasdaq
          -----------
          System are open for trading.

3.   Eligibility.
     -----------

     (a) Any Employee who is employed by OSI on a given Enrollment Date is eligible to participate in the Plan.

     (b) Any provisions of the Plan to the contrary notwithstanding, no Employee will be granted an option under the Plan (1) if, immediately after the grant, the Employee (or any other person whose stock would be attributed to the Employee under Section 424(d) of the Code) would own capital stock of OSI and/or hold outstanding options to purchase such stock possessing five percent or more of the total combined voting power or value of all classes of OSI's capital stock or that of any Subsidiary, or (2) which permits the Employee's rights to purchase stock under all employee stock purchase plans of OSI and its subsidiaries to accrue at a rate which exceeds $25,000 worth of stock (determined at the fair market value of the shares at the time the option is granted) for each calendar year in which the option is outstanding at any time.

4.   Offering Periods.  The Plan will be implemented by consecutive Offering
     ----------------
     Periods, with a new Offering Period beginning on the first Trading Day on or after May 1 and November 1 each year, or on such other date as the Board determines, and continuing thereafter until terminated in accordance with
     Section 19. The first Offering Period will begin on the Effective Date of OSI's initial public offering of Common Stock registered with the Securities and Exchange Commission. The Board may change the duration of Offering Periods (including their commencement dates) for future offerings without shareholder approval if the change is announced at least five days before the scheduled beginning of the first Offering Period to be affected.

5.   Participation.
     -------------

     (a) An eligible Employee may become a Participant in the Plan (a "Participant") by completing a subscription agreement in the form of Exhibit A to this Plan and filing it with OSI's payroll office before the applicable Enrollment Date.

     (b) Payroll deductions for Participants will begin on the first payroll after the Enrollment Date and will end on the last payroll in the Offering Period to which the authorization is applicable, unless sooner terminated by a Participant under Section 10.

6.   Payroll Deductions.
     ------------------

     (a) At the time a Participant files a subscription agreement, the Participant will elect to have payroll deductions made on each pay day during the Offering Period. Deductions may not exceed 15% of the Compensation which the Participant receives on each pay day. The aggregate of all payroll deductions during an Offering Period may not exceed 15% of the Participant's Compensation during the Offering Period.

     (b) Payroll deductions will be credited to a Participant's account under the Plan and will be withheld in whole percentages only. Participants may not make any additional payments into their accounts.

     (c)  Participants may stop participating in the Plan as provided in Section
          10. They may also increase or decrease their rate of payroll deductions at any time during a Purchase Period by filing a new subscription agreement with OSI authorizing the change. The Board may, in its discretion, limit the number of rate changes during any Purchase Period. Rate changes will be effective with the first full payroll period that begins at least five business days after OSI receives the new subscription agreement unless OSI elects to process a given change more quickly. Subscription agreements will remain in effect for successive Offering Periods unless terminated under Section 10.

     (d)  Notwithstanding the foregoing, to the extent necessary to comply with
          Section 423(b)(8) of the Code and Section 3(b) of this Plan, a Participant's payroll deductions may be decreased to 0% during a Purchase Period ("Current Purchase Period") if the sum of all payroll deductions previously used to purchase stock under the Plan in an earlier Purchase Period ending during the same calendar year, plus all payroll deductions accumulated for the Current Purchase Period, equals $21,250. Thereafter, payroll deductions will recommence at the beginning of the first Purchase Period which ends in the next calendar year and at the rate in the Participant's subscription agreement, unless terminated by the Participant under Section 10.

     (e) At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of, Participants must make adequate provision for OSI's federal, state, or other tax withholding obligations, if any, which arise on the exercise of the option or the disposition of the Common Stock. OSI may, but will not be obligated to, withhold from a Participant's compensation at any time the amount necessary for it to meet applicable withholding obligations, including withholding required to make available to OSI any tax deductions or benefits attributable to the Participant's sale or early disposition of Common Stock.

7.   Grant of Option.  On the Enrollment Date of each Offering Period, eligible
     ---------------
     Employees participating in the Offering Period will be granted an option to purchase on each Exercise Date during the Offering Period (and at the applicable Purchase Price) up to a whole number of shares of Common Stock determined by dividing the payroll deductions accumulated by the Employee before the Exercise Date and retained in the Employee's account as of the Exercise Date, by the applicable Purchase Price. The preceding sentence notwithstanding, (a) no Participant can purchase during a Purchase Period more than a number of shares determined by dividing $12,500 by the Fair Market Value of a share of Common Stock on the Enrollment Date, and (b) all purchases will be subject to the limitations in Sections 3(b) and 12. Exercise of the option will occur as provided in Section 8 (unless the Participant has withdrawn under Section 10) and will expire on the last day of the Offering Period.

8.   Exercise of Option.  Unless a Participant withdraws from the Plan under
     ------------------
     Section 10, the option to purchase shares will be exercised automatically on the Exercise Date. The maximum number of whole shares subject to option will be purchased for each Participant at the applicable Purchase Price with the accumulated payroll deductions in the Participant's account. No fractional shares will be purchased. Any payroll deductions accumulated in the Participant's account which are insufficient to purchase a whole share will be retained for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal under Section 10. Any other money left over in a Participant's account after the Exercise Date will be returned. During a Participant's lifetime, only the Participant can exercise the option to purchase shares under the Plan.

9.   Delivery.  As promptly as practicable after each Exercise Date on which a
     --------
     purchase of shares occurs, OSI will arrange for the delivery to each Participant, as appropriate, of a certificate representing the shares purchased on exercise of the option.

10.  Withdrawal and Termination of Employment.
     ----------------------------------------

     (a) At any time, Participants may withdraw all but not less than all of the payroll deductions credited to their account and not yet used to exercise an option under the Plan. Withdrawal will be effected by giving OSI notice in the form of Exhibit B. All of the payroll deductions credited to a Participant's account will be paid to the Participant promptly after OSI receives notice of withdrawal, the Participant's option for the Offering Period will automatically be terminated and no further payroll deductions for the purchase of shares will be made for the Offering Period. If a Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the next Offering Period unless the Participant has delivered a new subscription agreement to OSI.

     (b) On ceasing to be an Employee for any reason, Participants are deemed to have withdrawn from the Plan. The payroll deductions credited to the Participant's account during the Offering Period but not yet used to exercise the option will be returned to the Participant (or, in the case of the Participant's death, to the person entitled to them under
          Section 14) and the Participant's option will automatically be terminated. The preceding sentences notwithstanding, Participants who receive payment in lieu of termination notice will be treated as continuing to be Employees for their customary number of hours per week of employment during the period in which they are subject to the payment in lieu of notice.

11.  Interest. No interest will accrue on the payroll deductions of
     --------
     Participants.

12.  Common Stock.
     ------------

     (a) The maximum number of shares of Common Stock that will be made available for sale under the Plan is 1,487,500, subject to adjustment on changes in OSI's capitalization as provided in Section 18. If, on any Exercise Date, the number of shares for which options are to be exercised exceeds the number of shares then available under the Plan, OSI will make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as practicable and as it determines to be equitable.

     (b) Participants will have no interest or voting right in shares covered by their options until the options have been exercised.

     (c) Shares to be delivered to Participants under the Plan will be registered in the name of each Participant or in the name of each Participant and his or her spouse.

13.  Administration.  The Plan will be administered by the Board or a committee
     --------------
     of the Board duly appointed by the Board (either, as applicable, being referred to as the "Board"). The Board will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision or determination made by the Board will, to the fullest extent permitted by law, be final and binding on all parties.

14.  Designation of Beneficiaries.
     ----------------------------

     (a) A Participant may file a written designation of a beneficiary who is to receive the shares and cash, if any, from the Participant's account if the Participant dies after an Exercise Date but before the shares and cash have been delivered to the Participant. A Participant may also file a written designation of a beneficiary who is to receive any cash from the Participant's account if the Participant dies before the option is exercised. If a Participant is married and the designated beneficiary is not his or her spouse, spousal consent will be required for these designations to be effective.

     (b) Participants may change their designated beneficiary at any time by notice to OSI. If a Participant dies and there is no validly designated beneficiary who is living at that time, OSI will deliver the shares and/or cash to the executor or administrator of the Participant's estate. If no executor or administrator has been appointed to OSI's knowledge, then OSI, in its discretion, may deliver the shares and/or cash to the spouse or to any one or more of the Participant's dependents or relatives. If no spouse, dependent or relative is known to OSI, then OSI, in its discretion, may deliver the shares and/or cash to such other person as OSI designates.

15.  Transfer.  Participants may not assign, transfer, pledge or otherwise
     --------
     disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14) either payroll deductions credited to their account or any rights with regard to the exercise of options or the receipt of shares under the Plan. Any attempt at assignment, transfer, pledge or other disposition will be without effect, except that OSI may treat the attempt as an election to withdraw from an Offering Period under Section 10.

16.  Use of Funds. All payroll deductions received or held by OSI under the Plan
     ------------
     may be used by OSI for any corporate purpose. OSI will not be obligated to segregate payroll deductions.

17.  Reports.  Individual accounts will be maintained for each Participant.
     -------
     Statements of account will be given to each Participant at least once per year. These statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.  Adjustments on Changes in Capitalization, Dissolution, Liquidation, Merger
     --------------------------------------------------------------------------
     or Asset Sale.
     -------------

     (a) Subject to any required action by OSI's stockholders, the Reserves and the price per share of Common Stock covered by unexercised options under the Plan will be proportionately adjusted for any change in the number of issued shares of Common Stock as a result of a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without OSI receiving consideration. For purposes of the Plan, however, the conversion of any convertible securities of OSI will not be deemed to have been "effected without receipt of consideration". This adjustment will be made by the Board, whose determination will be final and binding. Except as provided in the Plan, no issuance by OSI of any class of stock or securities convertible into shares of any class of stock, will affect (and no adjustment by reason of such an issuance will be made with respect to) the number or price of Common Stock under option.

     (b) Unless otherwise provided by the Board, if dissolution or liquidation of OSI is proposed, the Offering Periods will end immediately before the proposed action is consummated.

     (c) If a sale of all or substantially all of OSI's assets or a merger of OSI with or into another corporation is proposed, each option under the Plan will be assumed (or an equivalent option will be substituted by) the successor corporation, its parent or one of its subsidiaries, unless the Board determines, in its sole discretion and in lieu of the assumption or substitution, to shorten the Offering Periods then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Board sets a New Exercise Date, it will notify each Participant in writing, at least 10 business days before the New Exercise Date. This notice will set forth that the Exercise Date has been changed to the New Exercise Date and that options will be exercised automatically on the New Exercise Date, unless before that date the Participant has withdrawn from the Offering Period as provided in Section 10. For purposes of this Subsection, an option will be deemed to have been assumed if, after the sale or merger, the option confers the right to purchase, for each share of Common Stock subject to the option immediately before the transaction, the same consideration (whether stock, cash or other securities or property) received in the transaction by holders of Common Stock for each share of their Common Stock. In making this determination, if the holders of Common Stock were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock will apply. Notwithstanding the preceding sentences, if the consideration received in the transaction was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received on exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the transaction.

19.  Amendment or Termination.
     ------------------------

     (a) The Board may, at any time and for any reason, amend or terminate the Plan. Except as provided in Section 18, (1) no amendment may make any change in an option previously granted which adversely affects the rights of a Participant, and (b) no termination can affect options previously granted, except that the Board may terminate an Offering Period on any Exercise Date if it determines that termination of the Offering Period is in the best interests of OSI and its stockholders. To the extent necessary to comply with any applicable law, rule or regulation, OSI will obtain all required stockholder approvals for amendments to the Plan.

     (b) Without stockholder consent and without regard to whether any Participant rights have been "adversely affected," the Board may change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in OSI's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Board determines, in its sole discretion, to be advisable and consistent with the Plan.

20.  Notices.  All notices or other communications by a Participant to OSI in
     -------
     connection with the Plan will be in writing and will be deemed to have been duly given when received in the form specified by OSI and at the location, or by the person, designated by OSI to receive it.

21.  Conditions on Issuance of Shares.
     --------------------------------

     (a) Shares will not be issued with respect to an option unless the exercise of the option and the issuance and delivery of the shares complies with all applicable provisions of law, domestic or foreign, and has been approved in respect of that compliance by counsel to OSI. This includes, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated under both, and the requirements of any stock exchange on which the Common Stock may then be listed.

     (b) If a representation is required in the opinion of OSI's counsel, then OSI may require the person exercising an option to represent and warrant, as a condition of exercise and at the time of exercise, that the Common Stock is being purchased only for investment and without any present intention to sell or distribute it.

22.  Term of Plan. The Plan will become effective on the earlier of its adoption
     ------------
     by the Board or its approval by the stockholders of OSI. It will continue in effect for a term of 10 years unless sooner terminated under Section 19.

23.  Automatic Transfer to Lower Price Offering Period.  To the extent permitted
     -------------------------------------------------
     by applicable law, if the Fair Market Value of the Common Stock on an Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of the Offering Period, then all Participants in the Offering Period will be automatically withdrawn from that Offering Period immediately after the exercise of their options on the Exercise Date and automatically re-enrolled in the immediately following Offering Period as of its first day.

                                   EXHIBIT A
                                   ---------


                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                            SUBSCRIPTION AGREEMENT



_____ Original Application                          Enrollment Date: ___________
_____ Change in Payroll Deduction Rate
_____ Change of Beneficiary(ies)


1. ___________ elects to participate in the Objective Systems Integrators, Inc. 1995 Employee Stock Purchase Plan (the "Plan") and subscribes to purchase shares of OSI's Common Stock in accordance with this Subscription Agreement and the Plan.

2. I hereby authorize payroll deductions from each paycheck in the amount of _____ of my Compensation on each payday (1-15%) during the Offering Period in accordance with the Plan. (Please note that no fractional percentages are permitted.)

3. I understand that these payroll deductions will be accumulated for the purchase of OSI Common Stock at the applicable Purchase Price determined in accordance with the Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4. I have received a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to obtaining shareholder approval of the Plan.

5. Shares purchased for me under the Plan should be issued in the name(s) of (Employee or Employee and spouse only): ___________________________.

6. I understand that if I dispose of any shares received by me under the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased the shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for them. I agree to notify OSI in
                                                      ------------------------
     writing within 30 days after the date of any disposition of my shares and I
     ---------------------------------------------------------------------------
     will make adequate provision for Federal, state or other tax withholding
     ------------------------------------------------------------------------
     obligations, if any, which arise on the disposition of the Common Stock.
     -----------------------------------------------------------------------
     OSI may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to OSI any tax deductions or benefits attributable to my sale or early disposition of Common Stock. If I dispose of shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of disposition, and this such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition over my purchase price, or (b) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on disposition will be taxed as capital gain.

7. I agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement depends on my eligibility to participate in the Plan.

8. If I die, I designate the following as my beneficiary(ies) to receive all payments and shares due me under the Plan:


     NAME:  (Please print)    ______________________________________________

                              (First)           (Middle)             (Last)


                              _______________________________
                              Relationship

                              _____________________________________________

                              _____________________________________________

                              _____________________________________________
                              Address


Employee's Social
Security Number:              ________________________________



Employee's Address:           ________________________________

                              ________________________________

                              ________________________________


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT WILL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS I TERMINATE IT.



Dated:___________________  _____________________________________________________
                           Signature of Employee


                           _____________________________________________________
                           Spouse's Signature (If beneficiary other than spouse)

                                   EXHIBIT B
                                   ---------


                      OBJECTIVE SYSTEMS INTEGRATORS, INC.

                       1995 EMPLOYEE STOCK PURCHASE PLAN

                             NOTICE OF WITHDRAWAL


The undersigned Participant in the Offering Period of the Objective Systems Integrators, Inc. 1995 Employee Stock Purchase Plan which began on ____________, 19____ (the "Enrollment Date") gives notice to OSI of his or her election to withdraw from the Offering Period. The Participant directs OSI to pay to the Participant as promptly as practicable all the payroll deductions credited to the Participant's account with respect to that Offering Period. The Participant understands and agrees that the option for this Offering Period will be automatically terminated. The Participant also understands and agrees that no further payroll deductions will be made for the purchase of shares in the current Offering Period. The Participant will be eligible to participate in succeeding Offering Periods only by delivering a new Subscription Agreement to OSI.

                                   Name and Address of Participant:

                                   ________________________________________

                                   ________________________________________

                                   ________________________________________


                                   Signature:

                                   ________________________________________


                                   Date: __________________________________